Supplement to the
Fidelity Asset Manager® 20%
Class A, Class T, Class C and Class I
November 29, 2016
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AAM-20-SUM-17-01 1.9881437.100	March 1, 2017